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
                                   Exhibit K-3

                         GENERATING PLANTS IN OPERATION

                                                                                       AES
                                                         Capacity        AES          Equity    Regulatory
Company                                 Country           (MW)       Interest (%)      (MW)       Status
-------                                 -------           ----       -----------      ------      ------
AES Deepwater                             USA                143         100.00       143.00      QF
AES Beaver Valley                         USA                125          80.00       100.00      QF
AES Placerita                             USA                120         100.00       120.00      QF
AES Thames                                USA                181         100.00       181.00      QF
AES Shady Point                           USA                320         100.00       320.00      QF
AES Hawaii                                USA                180         100.00       180.00      QF
NGE Generation (6 plants)                 USA              1,424         100.00     1,424.00     EWG
AES Alamitos                              USA              2,083         100.00     2,083.00     EWG
AES Redondo Beach                         USA              1,310         100.00     1,310.00     EWG
AES Huntington Beach                      USA                563         100.00       563.00     EWG
AES Kingston                             Canada              110          50.00        55.00     EWG
AES San Nicolas                        Argentina             650          69.00       448.50     EWG
AES Cabra Corral                       Argentina             102          98.00        99.96     FUCO
AES El Tunal                           Argentina              10          98.00         9.80     FUCO
AES Sarmiento                          Argentina              33          98.00        32.34     FUCO
AES Ullum                              Argentina              45          98.00        44.10     FUCO
AES Quebrada                           Argentina              45         100.00        45.00     FUCO
Fontes Nova - Light                      Brazil              144          13.75        19.80     FUCO
Ilha dos Pombos - Light                  Brazil              164          13.75        22.55     FUCO
Nilo Pecanha - Light                     Brazil              380          13.75        52.25     FUCO
Pereira Passos - Light                   Brazil              100          13.75        13.75     FUCO
CEMIG (37 plants)                        Brazil            5,668         20.96*     1,188.14     FUCO
EGE Bayano                               Panama              192          49.00        94.08     FUCO
EGE Chiriqui                             Panama               90          49.00        44.10     FUCO
AES Los Mina                           Dom. Rep.             210         100.00       210.00     EWG
ECOGEN (2 plants)                      Australia             966         100.00       966.00     FUCO
AES Mt. Stuart                         Australia             288         100.00       288.00     FUCO
AES Xiangci - Cili                       China                26          51.00        13.26     FUCO
AES Wuxi                                 China                63          55.00        34.65     FUCO
Wuhu                                     China               250          25.00        62.50     FUCO
Yangchun                                 China                15          25.00         3.75     FUCO
Chengdu Lotus City                       China                48          35.00        16.80     FUCO
AES Jiaozou                              China               250          70.00       175.00     FUCO
AES Hefei                                China               115          70.00        80.50     FUCO
AES Fuling Aixi                          China                50          70.00        35.00     FUCO
AES Ekibastuz                          Kazakhstan          4,000          70.00     2,800.00     FUCO
AES Ust-Kamenogorsk GES                Kazakhstan            332          85.00       282.20     FUCO
AES Shulbinsk GES                      Kazakhstan            702          85.00       596.70     FUCO
AES Ust-Kamenogorsk TETS               Kazakhstan            240          85.00       204.00     FUCO
AES Leninogorsk TETS                   Kazakhstan             50          85.00        42.50     FUCO
AES Sogrinsk TETS                      Kazakhstan             50          85.00        42.50     FUCO
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                                                                                       AES
                                                         Capacity        AES          Equity    Regulatory
Company                                 Country           (MW)       Interest (%)      (MW)       Status
-------                                 -------           ----       -----------      ------      ------
AES Semipalatinsk TETS                 Kazakhstan             10          85.00         8.50     FUCO
OPGC                                     India               420          49.00       205.80     FUCO
AES Lal Pir                             Pakistan             351          90.00       315.90     FUCO
AES Pak Gen                             Pakistan             344          90.00       309.60     FUCO
AES Borsod                              Hungary              171          96.00       164.16     FUCO
AES Tisza II                            Hungary              860          96.00       825.60     FUCO
AES Tiszapalkonya                       Hungary              250          96.00       240.00     FUCO
AES Elsta                             Netherlands            405          50.00       202.50     FUCO
Medway                                    U.K.               688          25.00       172.00     FUCO
AES Indian Queens                         U.K.               140         100.00       140.00     EWG
Kilroot                                   U.K.               520          47.00       244.40     FUCO
Belfast West                              U.K.               240          47.00       112.80     FUCO
AES Barry                                 U.K.               230         100.00       230.00     FUCO
                                                             ---                      ------
TOTALS                                                    26,466                   17,617.99
Percentage of Foreign Generation                          75.63%                      63.54%
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
                         ELECTRIC DISTRIBUTION COMPANIES

Company                                               Location          AES Interest      Regulatory Status
-------                                               --------          ------------      -----------------
AES EDEN                                           Argentina              Majority              FUCO
AES EDES                                           Argentina              Majority              FUCO
AES EDELAP                                         Argentina              Majority              FUCO
AES Sul                                            Brazil                 Majority              FUCO
Light Servicios de Electricidade, S.A.             Brazil                 Minority              FUCO
o         Electropaulo Metropolitana, S.A.         Brazil                 Minority              FUCO
Cemig, S.A.                                        Brazil                 Minority              FUCO
AES CLESA                                          El Salvador            Majority              FUCO
AES Telasi                                         Georgia                Majority              FUCO
ALTAI                                              Kazakhstan             Majority              FUCO
EDE Este **                                        Dominican                 50%                FUCO
                                                   Republic
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*    CEMIG owns 21.648% of 36 plants accounting for 5,458 MW and 3.14% of 1 plant accounting for 210 MW.
**   Closing expected in June of 1999.